      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 2000
                                                      REGISTRATION NO. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                 ----------------------------------------------

                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)
                 ----------------------------------------------

             DELAWARE                                            84-1339720
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                      8005 SOUTH CHESTER STREET, SUITE 200
                            ENGLEWOOD, COLORADO 80112
                    (Address of Principal Executive Offices)

                            1998 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                 ----------------------------------------------

                           CARLA HAMRE DONELSON, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                   VERIO INC.
                      8005 SOUTH CHESTER STREET, SUITE 200
                            ENGLEWOOD, COLORADO 80112
                     (Name and Address of Agent For Service)

                                 (303) 645-1900
          (Telephone Number, Including Area Code, of Agent For Service)

                                   Copies to:

     GAVIN B. GROVER, ESQ.                   CARLA HAMRE DONELSON, ESQ.
    MORRISON & FOERSTER LLP        VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
       425 MARKET STREET                             VERIO INC.
SAN FRANCISCO, CALIFORNIA 94105         8005 SOUTH CHESTER STREET, SUITE 200
        (415) 268-7000                        ENGLEWOOD, COLORADO 80112
                                                   (303) 645-1900
               --------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

=========================== ==================== ======================= ====================== ======================

                                                        Proposed               Proposed
                                  Amount                Maximum                 Maximum               Amount of
Title Of Securities                To Be             Offering Price       Aggregate Offering        Registration
To Be Registered                Registered            Per Share(1)             Price(1)                  Fee
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Common Stock, par value          7,500,000              $27.125              $203,437,500            $53,708.00
$.001 per share
=========================== ==================== ======================= ====================== ======================

(1) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. Computation based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on April 27, 2000.
================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

      The documents containing the information specified in this Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement is filed to register 7,500,000 additional shares of the Common Stock, par value $.001 per share, of Verio Inc. reserved for issuance under the terms of the Verio Inc. 1998 Stock Incentive Plan, as amended and restated on February 17, 2000.

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which previously have been filed by Verio Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference and made a part hereof:

         (a) The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 333-57059 and Commission File No. 333-59451, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

         (b) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed with the Commission on March 24, 2000, as amended by Amendment No. 1 thereto, filed with the Commission on Form 10-K/A on March 27, 2000;

         (c) The Registrant's Current Report on Form 8-K, filed with the Commission on May 1, 2000;

         (d) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Annual Report referred to in (a) above;

         (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated May 7, 1998, filed under the Exchange Act, including any amendment or report filed for the purpose of updating the description; and

         (f) The description of the Registrant's Common Stock contained in Amendment No. 2 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-91051), filed with the Commission on February 10, 2000, including any amendment or report filed for the purpose of updating such description.

         All other documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment, which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and made a part hereof from their respective dates of filing (such documents, and the documents enumerated above, being hereinafter referred to as an "Incorporated Document" and, collectively, as "Incorporated Documents"); provided, however, that the documents enumerated above or subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act in each year during which the offering made hereby is in effect prior to the filing with the Commission of the Registrant's Annual Report on Form 10-K covering such year shall not be Incorporated Documents or be incorporated by reference herein or be a part hereof from and after the filing of such Annual Report on Form 10-K.

         For purposes of this Registration Statement, any document or any statement deemed to be incorporated by reference herein or contained in an Incorporated Document shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor...[by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

         The Registrant's Second Restated Certificate of Incorporation provides that each person who is or was or who had agreed to become a director or officer of the Registrant or who had agreed at the request of the Registrant's Board of Directors to serve as an employee or agent of the Registrant or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant to the full extent permitted by the DGCL or any other applicable laws. Such Second Restated Certificate of Incorporation also provides that the Registrant may enter into one or more agreements with any person which provides for indemnification greater or different than that provided in such Certificate, and that no amendment or repeal of such Certificate shall apply to or have any effect on the right to indemnification permitted or authorized thereunder for or with respect to claims asserted before or after such amendment or repeal arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal.

         The Registrant's Amended and Restated Bylaws provide that the Registrant shall indemnify to the fullest extent authorized by law any person made or threatened to be made a party to an action or a proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate was or is a director, officer or employee of the Registrant or any predecessor of the Registrant or serves or served any other enterprise as a director, officer or employee at the request of the Registrant or any predecessor of the Registrant.

         The Registrant has entered into indemnification agreements with its directors and certain of its officers.

         The Registrant has purchased and maintains insurance on behalf of any person who is or was a director or officer against loss arising from any claim asserted against him and incurred by him in any such capacity, subject to certain exclusions.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4.1*              Restated Certificate of Incorporation of the Registrant
                  (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3
                  (Registration No. 333-91051), filed on January 25, 2000).

4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant.

4.3*              Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.3 to Amendment No. 1 to the Registrant's Registration
                  Statement on Form S-3 (Registration No. 333-91051), filed on
                  January 25, 2000).

4.4               Registrant's 1998 Stock Incentive Plan, as Amended and
                  Restated on February 17, 2000.

4.5 Registrant's 1998 Non-Employee Director Stock Incentive Plan, as Amended and Restated as of January 1, 2000.

5.1               Opinion of Morrison & Foerster LLP together with consent.

23.1              Consent of KPMG LLP.

23.2 Consent of Morrison & Foerster LLP (contained in the opinion of counsel filed as Exhibit 5.1).

24.1              Power of Attorney (contained on signature page hereto).

*Previously filed.


ITEM 9. UNDERTAKINGS.

(1) The undersigned Registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(2) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on May 4, 2000.

                                       VERIO INC.



                                       By: /s/ Justin L. Jaschke
                                          -----------------------
                                          Justin L. Jaschke
                                          Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Justin L. Jaschke, Peter B. Fritzinger and Carla Hamre Donelson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any and all amendments or supplements (including post-effective amendments) to this Form S-8 Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                         Title                               Date
                  ---------                                         -----                               ----
            /s/ Steven C. Halstedt                          Chairman of the Board                   May 4, 2000
            ----------------------
              Steven C. Halstedt

            /s/ Justin L. Jaschke                           Chief Executive Officer and Director    May 4, 2000
            ---------------------
              Justin L. Jaschke

              /s/ James C. Allen                            Director                                May 4, 2000
              ------------------
                James C. Allen

             /s/ Trygve E. Myhren                           Director                                May 4, 2000
             --------------------
               Trygve E. Myhren

              /s/ Paul J. Salem                             Director                                May 4, 2000
              -----------------
                Paul J. Salem

               /s/ Yukimasa Ito                             Director                                May 4, 2000
               ----------------
                 Yukimasa Ito

             /s/ Arthur L. Cahoon                           Director                                May 4, 2000
             --------------------
               Arthur L. Cahoon

                                                            Director
            ---------------------
            Thomas A. Marinkovich

           /s/ Peter B. Fritzinger                          Chief Financial Officer                 May 4, 2000
           -----------------------                          (Principal Accounting Officer)
             Peter B. Fritzinger

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4.1*              Restated Certificate of Incorporation of the Registrant
                  (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3
                  (Registration No. 333-91051), filed on January 25, 2000).

4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant.

4.3*              Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.3 to Amendment No. 1 to the Registrant's Registration
                  Statement on Form S-3 (Registration No. 333-91051), filed on
                  January 25, 2000).

4.4               Registrant's 1998 Stock Incentive Plan, as Amended and
                  Restated on February 17, 2000.

4.5 Registrant's 1998 Non-Employee Director Stock Incentive Plan, as Amended and Restated as of January 1, 2000.

5.1               Opinion of Morrison & Foerster LLP together with consent.

23.1              Consent of KPMG LLP.

23.2 Consent of Morrison & Foerster LLP (contained in the opinion of counsel filed as Exhibit 5.1).

24.1              Power of Attorney (contained on signature page hereto).

*Incorporated by reference.